Supplement dated November 1, 2017

to the Statement of Additional Information (SAI) dated May 1, 2017,

as supplemented, for the following Funds:

Funds
WANGER ADVISORS TRUST

Wanger International

Wanger USA

Wanger Select

Effective immediately, the Funds’ SAI is supplemented as follows:

1.	The last sentence of the first paragraph in the section “About the Funds’ Investments — Lending Securities” is deleted and replaced with the following:

See Investment Advisory and Other Services — Other Service Providers — Securities Lending Agent for more information about the income and fees associated with the Funds’ securities lending activities.

2.	The last sentence of the first paragraph in the section “Investment Advisory and Other Services — Other Service Providers — Securities Lending Agent” is deleted and replaced with the following:

See About the Funds’ Investments — Lending Securities for more information about the Funds’ securities lending program.

3.	The following is added after the first paragraph in the section “Investment Advisory and Other Services — Other Service Providers — Securities Lending Agent”:

The following table provides information on the income and fees associated with the Funds’ securities lending activities during the Funds’ most recent fiscal year. As used in the table below, the term “revenue split” refers to the share of revenue generated by the Funds’ securities lending program that is paid to GSAL.

Securities Lending Activities as of December 31, 2016

	Wanger International	Wanger USA	Wanger Select	Wanger Advisors Trust
Gross income from securities lending activities (including income from cash collateral reinvestment)	$96,766	$71,961	$2,669	$171,397

Fees and/or compensation for securities lending activities and related services

Fees paid to GSAL from revenue split	$71,843	$23,151	$163	$95,157

Fees paid for cash collateral management (including fees deducted from the third-party institutional money market fund in which collateral is invested)	$45,572	$34,295	$1,539	$81,407

Administrative fees not included in revenue split	--	--	--	--

Indemnification fee not included in revenue split	--	--	--	--

Rebates paid to borrowers(1)	$(846,856)	$(251,723)	$(920)	$(1,099,500)

Other fees not included in revenue split	--	--	--	--

Securities Lending Activities as of December 31, 2016

	Wanger International	Wanger USA	Wanger Select	Wanger Advisors Trust

Aggregate fees / compensation for securities lending activities	$(729,440)	$(194,276)	$782	$(922,934)

Net income from securities lending activities	$826,206	$266,238	$1,886	$1,094,331

(1)	Due to the relatively low interest rate environment during 2016, borrower rebates were negative, which resulted in borrowers making payments to lending Funds.

S-6520-9 A (11/17)